Exhibit 10.39

BROOKSTONE, INC.

BROOKSTONE COMPANY, INC.

BROOKSTONE STORES, INC.

BROOKSTONE PURCHASING, INC.

GARDENERS EDEN, INC.

Dated as of: April     , 2004

Fleet National Bank

      Individually and as Agent

40 Broad Street

Boston, Massachusetts 02109

Citizens Bank of Massachusetts,

      Individually and as Documentation Agent

28 State Street

Boston, Massachusetts 02109

BankNorth, N.A.

7 New England Executive Park

Suite 700

Burlington, Massachusetts 01803

National City Bank

One South Broad Street, 15th Floor

Philadelphia, Pennsylvania 19107

Sovereign Bank

75 State Street - sst 04-10

Boston, Massachusetts 02109

Re: Amendment No. 2 to Amended and Restated Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement, dated as of February 21, 2002 (the “Agreement”), among Brookstone, Inc. (the “Parent”), Brookstone Company, Inc. (the “Company”), Brookstone Stores, Inc. (“Stores”), Brookstone Purchasing, Inc. (“Purchasing”), Gardeners Eden Company, Inc., who was dissolved on February 2, 2004, (“GE”), Gardeners Eden Purchasing, Inc., who was dissolved on February 2, 2004 (“GE Purchasing”), Gardeners Eden By Mail, Inc., whose name has been changed to Gardeners Eden, Inc., (“GE Mail”), the lenders party thereto (collectively, the “Lenders”), Fleet National Bank as agent for the Lenders (“Fleet” or the “Agent”), and Citizens Bank of Massachusetts as documentation agent (the “Documentation Agent”). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Loans and to issue Letters of Credit for the Borrowers.

Terms used in this letter agreement (this “Amendment No. 2”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

We have requested that you make certain amendments to the Agreement and certain related Lender Agreements. You have advised us that you are prepared and would be willing to make the amendments so requested by us on the condition that we join with you in this Amendment No. 2.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 2, and fully intending to be legally bound by this Amendment No. 2, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of April     , 2004 (herein, the “Modification Date”), the Agreement is amended as follows:

(a) The definition of “Brookstone Subsidiaries” contained in Section 1.1 of the Agreement is amended: (i) by deleting the reference to “Brookstone By Mail, Inc.”; and (ii) by inserting in its place the following: “Brookstone International Holdings Inc. (“Brookstone International”), Advanced Audio Concepts, Limited (“Audio”)”. It is acknowledged that Brookstone International is a newly-formed Subsidiary which is wholly-owned by the Company and Audio is a newly-formed Subsidiary which is wholly-owned by Brookstone International, and as such, each is becoming a party to the Subsidiary Guaranty and certain of the Security Documents pursuant to Section 5.10(b). It is acknowledged that Brookstone By Mail, Inc. has been merged into Stores.

(b) The second paragraph of the definition of “Fixed Charge Coverage” contained in Section 1.1. of the Agreement is amended by deleting the reference to “$24,000,000” with respect to the aggregate Capital Expenditures and inserting in its place the following: “$25,000,000” by deleting the reference to $10,000,000” with respect to the new headquarters construction and inserting in its place the following”: “$11,000,000”.

(c) Section 5.9 of the Agreement (“Fixed Charge Coverage”) is amended to read in its entirety as follows:

“5.9 Fixed Charge Coverage. The Parent shall maintain, at the end of each fiscal quarter for the period of four consecutive fiscal quarters then ending, consolidated Fixed Charge Coverage of not less than 1.35 to 1.0.”

(d) The definition of “Lender Agreements” contained in Section 1.1 of the Agreement shall, wherever used in the Agreement or any of the other Lender Agreements, be deemed to also mean and include this Amendment No. 2 and each of the other Amendment Documents delivered in connection herewith.

(e) Section 5.2(c) of the Agreement (“Conduct of Business”) is amended by deleting the parenthetical in the last three lines thereof, it being acknowledged that Brookstone Realty, Inc. was previously merged into Stores, and Brookstone Fork Distribution was previously dissolved.

(f) Clause (d) of Section 6.1 of the Agreement is amended to read in its entirety as follows:

“(d) Indebtedness of Stores to the City of Mexico, Missouri evidenced by a capitalized lease of Stores’ facility in the City of Mexico, Missouri in an aggregate amount not to exceed $2,500,000, (including, without duplication, payments under the City of Mexico bond held by Commerce Bank, National Association, which represents the base rental obligation under such capitalized lease), Indebtedness (including a capital lease or mortgage financing) incurred in connection with the expansion of the Company’s existing distribution facility in an aggregate amount not exceeding $14,000,000, and Indebtedness (including a capital lease or mortgage financing) incurred in connection with the construction of a new headquarters in an aggregate amount not exceeding $11,000,000.”

It is acknowledged that Company has assigned the lease of the facility in the City of Mexico, Missouri to Stores.

(g) Clause (f) contained in Section 6.2 of the Agreement (“Contingent Liabilities”) is amended by inserting at the end thereof (before the period) the following:

“and Guarantees by the Parent or the Company of the Indebtedness of Stores permitted under Section 6.1(d) in connection with the City of Mexico, Missouri capital lease.”

(h) The first paragraph of Section 6.10 of the Agreement (“Capital Expenditures”) is amended to read in its entirety as follows:

“6.10. Capital Expenditures. The Parent and its Subsidiaries shall not make Capital Expenditures in an aggregate amount in any fiscal year exceeding the sum of (a) $19,000,000 for the fiscal year ending January 31, 2004, (b) $21,500,000 for the fiscal year ending January 29, 2005, and (c) $23,000,000 for the fiscal year ending January 28, 2006. Up to $4,000,000 of the amount (if any) of Capital Expenditures not used in any fiscal year may be used in the next succeeding fiscal year, provided that the amount (if any) of Capital Expenditures unused in the fiscal year ending February 1, 2003 shall not be permitted to be used in any other fiscal year.”

(i) Section 11.13 of the Agreement (“Collateral Release Conditions”) is hereby deleted in its entirety, and shall have no further force or effect.

(j) Clause (k) of Section 6.4 of the Agreement and the second paragraph of Section 6.10 of the Agreement are each amended by deleting the reference to “$10,000,000” with respect to the new headquarters construction, and inserting in its place the following: “$11,000,000.” In addition, the second paragraph of said Section 6.10 is further amended by deleting the reference to “$5,500,000” with respect to the new headquarters construction, and inserting in its place the following: “$6,500,000.”

(k) Exhibit E to the Agreement is amended to read in its entirety as set forth in Annex A to this Amendment No. 2.

(l) The Table set forth in the first paragraph of Schedule 1.2 to the Agreement (the “Pricing Schedule”) is amended to read in its entirety as follows:

“ Status	Level I	Level II	Level III
Applicable LIBOR Margin	1.75	1.50	1.25
Applicable Base Rate Margin	0.25	0.00	0.00
Documentary Letter of Credit Fee	0.875	0.75	0.625
Commitment Fee	0.50	0.375	0.300	”

(m) The definitions of “Level I Status”, “Level II Status”, “Level III Status” and “Level IV Status” contained in the second paragraph of Schedule 1.2 to the Agreement (the “Pricing Schedule”) are respectively amended to read in their entirety as follows:

“Level I Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.35 to 1.0 and less than 1.45-to-1.0 and no Default exists.

“Level II Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.45-to-1.0 and less than 1.60-to-1.0 and no Default exists.

“Level III Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.60-to-1.0 and no Default exists.”

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Borrowers hereby jointly and severally represent and warrant to you as follows:

(a) Representations in Agreement. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and, after giving effect to all of the acknowledgements, arrangements and transactions contemplated by this Amendment No. 2, is true, correct and complete with respect to the Borrowers on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment No. 2.

(b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this Amendment No. 2 (after giving effect to all of the acknowledgements, arrangements and transactions contemplated by this Amendment No.2).

(c) Binding Effect of Documents. This Amendment No. 2 has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE III

PROVISIONS OF GENERAL APPLICATION

(a) No Other Changes. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and the other Lender Agreements shall remain unmodified, and the Agreement and the other Lender Agreements, as amended and supplemented by this Amendment No. 2, are confirmed as being in full force and effect.

(b) Governing Law. This Amendment No. 2 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment No. 2 and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

(c) Binding Effect; Assignment. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

(d) Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

(e) Conflict with Other Agreements. If any of the terms of this Amendment No. 2 shall conflict in any respect with any of the terms of any of the Agreement or any other Lender Agreements, the terms of this Amendment No. 2 shall be controlling.

(f) Conditions Precedent. This Amendment No. 2 shall become and be effective as of the Modification Date, but only if (i) the Borrowers shall have delivered to the Agent, fully executed and duly authorized, this Amendment No. 2 (together with a revised Exhibit E in the form of Annex A hereto), (ii) the form of acceptance at the end of this Amendment No. 2 shall be signed by the Agent and the Lenders, (iii) the form of guarantor consent at the end of this Amendment No. 2 shall be signed by the Brookstone Subsidiaries, (iv) Brookstone International and Audio shall have become parties to the Subsidiary Guaranty and, as required by the Agent, the Security Documents, appropriate financing statements shall have been executed and filed naming Brookstone International as Debtor, and all security interests created thereunder shall have been perfected in favor of the Agent and constitute first-priority liens, (v) 100% of the capital stock of Brookstone International and 65% of the capital stock of Audio shall have become subject to a perfected, first-priority pledge in favor of the Agent, and original stock certificates along with stock powers executed in blank shall have been delivered to the Agent,

(vi) satisfactory lien search results shall have been delivered to the Agent with respect to the assets of Brookstone International, (vii) satisfactory evidence of insurance with respect to Brookstone International shall have been delivered to the Agent, and the interest of the Agent as loss payee and additional insured and the provision of 30 days advance notice of cancellation shall have been endorsed on all instruments of insurance issued in respect of property and liability, (viii) the Agent shall have received confirmation of the filing of UCC amendments reflecting the name change of Gardeners Eden By Mail, Inc. to Gardeners Eden, Inc., (ix) the Agent shall have received from Brookstone International, Audio and each Borrower a copy, certified by a duly authorized officer of such Person to be true and complete on the Modification Date, of records of all corporate action taken by such Person to authorize (A) its execution and delivery of this Amendment No. 2 and any other document to which it is a party delivered in connection with this Amendment No. 2 (together with Amendment No. 2, the “Amendment Documents”), (B) its performance of all of its agreements and obligations under each of such documents, and (C) any transactions contemplated by the Amendment Documents to which it is a party, and (x) the Borrowers shall have paid all legal fees incurred in connection with this Amendment No. 2.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 2 and return such counterpart to the undersigned along with the closing items referenced in clause (f) above, whereupon this Amendment No. 2, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

BROOKSTONE, INC.

By:	/s/
Title:

BROOKSTONE COMPANY, INC.

By:	/s/
Title:

BROOKSTONE STORES, INC.

By:	/s/
Title:

BROOKSTONE PURCHASING, INC.

By:	/s/

Title:

GARDENERS EDEN, INC. (f/k/a Gardeners Eden By Mail, Inc.)

By:	/s/
Title:

(Signatures continued on next page)

The foregoing Amendment No. 2 is hereby accepted by the undersigned as of April     , 2004.

FLEET NATIONAL BANK,

Individually and as Agent

By:	/s/
Title:

CITIZENS BANK OF MASSACHUSETTS,
Individually and as Documentation
Agent

By:	/s/
Title:

BANKNORTH, N.A.

By:	/s/
Title:

NATIONAL CITY BANK

By:	/s/
Title:

SOVEREIGN BANK

By:	/s/
Title:

ANNEX A

Exhibit E

Subsidiaries

Brookstone Company, Inc.

Brookstone Stores, Inc.

Brookstone Purchasing, Inc.

Brookstone Properties, Inc.

Brookstone Holdings, Inc.

Brookstone International Holdings, Inc.

Brookstone O’Hare, LLC

Brookstone Retail Puerto Rico, Inc.

Gardeners Eden, Inc.

Advance Audio Concepts, Limited

CONSENT OF GUARANTORS

Each of Brookstone Properties, Inc., Brookstone Holdings, Inc., Brookstone Retail Puerto-Rico, Inc. and Brookstone By Mail, Inc., who was merged into Brookstone Stores, Inc. on February 2, 2004 (collectively referred to herein as the “Guarantors”) has jointly and severally guaranteed the Obligations of the Borrowers under the Agreement by executing an Amended and Restated Unlimited Guaranty dated as of February 21, 2002 (the “Unlimited Guaranty”). By executing this letter, each of the Guarantors who are signatories to this Consent hereby absolutely and unconditionally reaffirms the Unlimited Guaranty, and acknowledges and agrees to the terms and conditions of this letter and the Agreement as amended hereby.

BROOKSTONE PROPERTIES, INC.
BROOKSTONE HOLDINGS, INC.
BROOKSTONE RETAIL PUERTO-RICO, INC.

By:	/s/ Philip Roizin
Philip Roizin, Treasurer